EXHIBIT 99.2

 37th Annual J.P. MorganHealthcare Conference  January 8, 2019  Robert KramerPresident and COO  Corporate Update

 Forward-Looking Statements / Non-GAAP Financial Measures / Trademarks  Safe-Harbor StatementThis presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, our projected revenue and income growth, future margins and other financial projections, and any other statements containing the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “targets,” “forecasts,” “estimates” and similar expressions in conjunction with, among other things, discussions of the Company's outlook, anticipated financial and operational performance or financial condition, financial and operation goals, strategic goals, perceived growth drivers and strategy, forecasted domestic and international product demand, product sales, government development or procurement contract awards and renewals, government appropriations, manufacturing capacity expansion, the timing of clinical trials, product development and delivery timelines, dual market capabilities and Emergency Use Authorization (EUA) and the timing of other regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations.  Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.There are a number of important factors that could cause the Company's actual results to differ materially from those indicated by such forward-looking statements, including the availability of funding and the exercise of options under our BioThrax and NuThrax contracts; appropriations for the procurement of our products; our ability to secure EUA pre-authorization approval and licensure of NuThrax from the U.S. Food and Drug Administration within the anticipated timeframe, if at all; availability of funding for our U.S. government grants and contracts; our ability to successfully integrate and develop the operations, products, product candidates, programs, and personnel from our recently completed acquisitions of PaxVax and Adapt; our ability and the ability of our collaborators to protect our intellectual property rights; our ability to establish multi-year follow on contracts for ACAM2000® and raxibacumab; whether anticipated synergies and benefits from an acquisition or in-license will be realized within expected time periods, if at all; our ability to utilize our manufacturing facilities and expand our capabilities; our ability to accurately forecast demand for our products and our suppliers to maintain an adequate supply of the materials needed to produce them; our ability and the ability of our contractors and suppliers to maintain compliance with Current Good Manufacturing Practices and other regulatory obligations; the timing and results of clinical trials; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements. Non-GAAP Financial Measures This presentation contains three financial measures (Adjusted Net Income, EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) and Adjusted EBTIDA) that are considered “non-GAAP” financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. Adjusted Net Income adjusts for specified items that can be highly variable or difficult to predict, or reflect the non-cash impact of charges resulting from purchase accounting. EBITDA reflects net income excluding the impact of depreciation, amortization, interest expense and provision for income taxes. Adjusted EBITDA also excludes specified items that can be highly variable and the non-cash impact of certain purchase accounting adjustments (which are tax effected utilizing the statutory tax rate for the US). The Company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the Company’s business.  The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety.TrademarksBioThrax® (Anthrax Vaccine Adsorbed), RSDL® (Reactive Skin Decontamination Lotion Kit), BAT® [Botulism Antitoxin Heptavalent (A,B,C,D,E,F,G)-(Equine)], Anthrasil® (Anthrax Immune Globulin Intravenous [human]), NuThrax™ (anthrax vaccine adsorbed with CPG 7909 adjuvant), VIGIV [Vaccinia Immune Globulin Intravenous (Human)], Trobigard™ (atropine sulfate, obidoxime chloride), ACAM2000®, (Smallpox (Vaccinia) Vaccine, Live), raxibacumab (Anthrax Monoclonal), Vivotif® (Typhoid Vaccine Live Oral Ty21a), Vaxchora® (Cholera Vaccine, Live, Oral), NARCAN® (naloxone HCI) Nasal Spray and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners.

 As a global life sciences company, Emergent is focused on providing specialty products for civilian and military populations that address accidental, deliberate and naturally occurring public health threats  Who We Are  Our mission is simple – To Protect and Enhance Life

 MultipleCDMO Services  19Global Locations  >15PipelineProducts  11MarketedProducts  4PlatformTechnologies

 Track Record of Profitable, Diversified Growth  Revenue Diversification  2012  2018E            Other Product Sales  Contract Manufacturing  Contracts and Grants  78%  22%  Growth in Profitability  $278M  ($ 000’s)  ($ Millions)  Revenue Growth  Who We Are      Adj. Net Income1  Adj. EBITDA1  $782M  41%  10%  13%  2018E financial results are preliminary estimates and are only effective as of January 7, 2019, the date originally provided.2018E values assume the mid-point of the estimated range of financial results for full year 2018 as provided in the press release issued on January 7, 2019.1 See the Appendix for non-GAAP reconciliation tables.  CAGR 17%  CAGR 19%  36%    BioThrax

 A Diverse and Growing Global Threat Landscape  Global Public Health Threats1  CBRNE  EID  Travelers’Diseases  Opioids  Public  CHEMICAL:Nerve agents, cyanide, chlorine, toxic industrial chemicalsBIOLOGICAL:Anthrax, smallpox, botulism, Ebola, other category A threats RADIOLOGICAL/NUCLEAR:Nuclear, radiological agentsEXPLOSIVE:Trauma, burn, wound care  EMERGING INFECTIOUS DISEASES:AdenovirusBurkholderiaChikungunyaDengueGram-negative organisms LassaMarburgMERSMulti-drug resistant pathogensNipahPandemic influenza SARSZika  TRAVELERS’ DISEASES:CholeraETECHepatitis A/Hepatitis BJapanese encephalitisMalariaPolioRabiesShigellaTyphoidYellow fever  OPIOIDS:Addiction treatmentOverdose response  Health  Threats  1 Includes public health threats that represent future opportunities for Emergent

Our Business

# Business Unit Structure Drives Strategy Execution

**Vaccines & Anti-Infectives**

**Antibody Therapeutics**

**Devices**

**CDMO**

- Focused leadership teams
- Tailored strategies and plans
- Revenue-generating products/services
- Unique development programs
- Distinctive core competencies
- Streamlined operations

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Our Business

# Product Portfolio | Vaccines, Antibody Therapeutics, Drug-Device Combinations

## Anthrax


ANTHRAX
VACCINE
ADSORBED
BioThrax®

**BioThrax®**
(Anthrax Vaccine Adsorbed)


Raxibacumab
Injection

**Raxibacumab injection**
A fully human monoclonal antibody


Anthrasil

**Anthrasil®**
[Anthrax Immune Globulin Intravenous (human)]

## Smallpox



**ACAM2000®**
(Smallpox (Vaccinia) Vaccine, Live)



**VIGIV CNJ-016®**
[Vaccinia Immune Globulin Intravenous (Human)] (VIGIV)

## Botulism



**BAT ®**
[Botulism Antitoxin Heptavalent (A, B, C, D, E, F, G) - (Equine)]

## Nerve & Chemical Agents

**Trobigard™**
Atropine sulfate, obidoxime chlorideauto-injector[1]



**RSDL®**
(Reactive Skin Decontamination Lotion Kit)



## Travelers' Diseases

**Vivotif®**
(Typhoid Vaccine Live Oral Ty21a)


Typhoid Vaccine Live Oral Ty21a
Vivotif

**Vaxchora®**
(Cholera Vaccine, Live, Oral)


Cholera Vaccine, Live, Oral
Vaxchora

## Opioid Overdose

**NARCAN®**
(naloxone HCl) Nasal Spray


NARCAN
NASAL SPRAY
4 mg

**11 Products**

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[1] Trobigard is not currently approved or cleared by the United States (U.S.) Food and Drug Administration (FDA) or any similar regulatory body, and is only distributed to authorized government buyers for use outside the U.S. This product is not distributed in the U.S.

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Our Business

# Development Pipeline | Vaccines, Anti-Infectives, Antibody Therapeutics

| Development Candidate | Threat | Partner | Priority Review Voucher[1] | Pre Clinical | Clinical Phase | | |
|---|---|---|---|---|---|---|---|
| | | | | | I | II | III |
| **NuThrax™ AV7909** *(anthrax vaccine adsorbed with CPG 7909 adjuvant)* | CBRNE | HHS - BARDA | - | | | | 2019[2] |
| **FLU-IGIV** *(Seasonal Influenza A therapeutic)* | EID | - | - | | | | 2020[2] |
| **Chikungunya** *(Chikungunya VLP vaccine)* | EID | - | ✓ | | | | 2020[2] |
| **Adenovirus 4/7** *(Live, attenuated vaccine)* | EID | DoD - DTRA | - | | | | |
| **ZIKV-IG**** *(Zika Virus therapeutic)* | EID | - | ✓ | | | | |
| **UNI-FLU** *(Universal influenza vaccine)* | EID | - | ✓ | | | | |
| **EBX-205** *(Broad-spectrum antibiotic)* | EID | - | ✓ | | | | |
| **GC-072 *(EV-035 Series)*** *(Burkholderia antibiotic)* | CBRNE | DoD - DTRA | ✓ | | | | |
| **FILOV** *(Pan-Ebola and Sudan Virus therapeutic)* | CBRNE | - | ✓ | | | | |
| **EBI-001** *(Pan-respiratory iminosugar antiviral)* | EID | - | ✓ | | | | |
| **rVSV-VHF** *(Vector vaccine for viral hemorrhagic fevers)* | EID | CEPI | ✓ | | | | |

[1] Priority Review Program authorizes the FDA to award a voucher for priority review to the sponsor/manufacturer of a newly approved drug or biologic targeting a neglected tropical disease or rare pediatric disease.
[2] Target for First Subject Enrollment.

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 Development Pipeline | Drug-Device Combinations  Our Business  Development Candidate  Threat  Partner  Priority Review Voucher1  Formative Studies  RegistrationTrials  Regulatory Application  D4(2PAM/Atropine)  CBRNE  DoD - MCS  -        SIAN(Stabilized Isoamyl Nitrite)  CBRNE  HHS - BARDA/SwRI  -        Development Candidates from Adapt Pharma Acquisition(Drug and Drug-Device Combinations)  Opioid Overdose  -  -  Multiple constructs in various stages of development focused on new treatments and delivery options for opioid overdose response                        1 Priority Review Program authorizes the FDA to award a voucher for priority review to the sponsor/manufacturer of a newly approved drug or biologic targeting a neglected tropical disease or rare pediatric disease.

Our Business

# Robust and Growing CDMO Service Business

## Marketed Services

- Clinical and commercial scale
- Process development
- Analytical and laboratory services
- cGMP bulk drug substance
- cGMP final drug product
- Fill/finish + label/pack + distribution
- Bacterial + viral + mammalian
- Sporeformer/Non-sporeformer change -over
- BSL3 containment
- Stainless steel + single-use
- Regulatory + quality

## Experienced Service Provider

- Producing or supporting manufacture of **>30** commercial products
- Contributed to development, production of **>200** clinical products
- Inspected by:
  - U.S. Food and Drug Administration (FDA)
  - Health Canada
  - European Medicines Agency (EMA)
  - Medicines and Healthcare Products Regulatory Agency U.K. (MHRA)
  - Federal Ministry of Health Germany (BMGS)
  - National Health Surveillance Agency Brazil (ANVISA)
  - Pharmaceuticals and Medical Devices Agency (PMDA)
  - Gulf Cooperation Council (GCC)

## Government-Selected Solutions Provider: CIADM

- One of three Centers for Innovation in Advanced Development and Manufacturing (CIADM) in the U.S.
- Public-private partnership with BARDA
- Surge-capacity ready, infrastructure for biologics-based MCMs
- Flexible manufacturing addresses biological threats, EIDs


Lansing, MI
Baltimore, MD (Bayview) - CIADM
Winnipeg, Canada
Baltimore, MD (Camden)
Hattiesburg, MS
Canton, MA
Rockville, MD
Bern, Switzerland

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Financial Profile

# 2018 Performance

| Preliminary Unaudited Financial Results[1] | |
|---|---|
| Total Revenue | **$779M-$784M** |
| Pre-Tax Income | **$79M-$83M** |
| GAAP Net Income | **$60M-$64M** |
| Adjusted Net Income[2]<br>*Margin[3]* | **$117M-$121M**<br>***15%*** |
| EBITDA[2] | **$152M-$156M** |
| Adjusted EBITDA[2]<br>*Margin[3]* | **$198M-$202M**<br>***26%*** |

## Selected Operational Accomplishments

- ✓ Completed two revenue-generating acquisitions
- ✓ Submitted EUA filing for NuThrax™
- ✓ Increased pipeline to at least 4 product candidates in advanced development
- ✓ Secured licensure of BioThrax® in 6 additional countries
- ✓ Secured financing of up to $1.1B to support current and future M&A

[1] 2018 preliminary unaudited financial results shown in this presentation are only effective as of January 7, 2018, the date it was originally provided. Please see the appendix for non-GAAP reconciliation tables.
[2] See the Appendix for non-GAAP reconciliation tables.
[3] Assumes the midpoint of the forecasted range for each of the relevant inputs supporting this calculation.

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Financial Profile

# 2019 Financial and Operational Goals

| Full Year Financial Goals[1] | |
|---|---|
| Total Revenue | **$1,060M-$1,140M** |
| Adjusted Net Income[2]<br>*Margin[3]* | **$150M-$180M**<br>***15%*** |
| Adjusted EBITDA[2]<br>*Margin[3]* | **$280M-$310M**<br>***27%*** |

## Operational Goals

- Secure EUA approval for NuThrax™ and complete deliveries under existing BARDA contract
- Secure new multi-year ACAM2000® and raxibacumab procurement contracts to enable continuous deliveries to Strategic National Stockpile
- Continue programs to support awareness, availability and affordability of NARCAN® Nasal Spray 4 mg
- Progress 3 products into phase 3 or beyond

[1] The financial forecast for 2019 shown in this presentation is only effective as of January 7, 2018, the date it was originally provided. Please see the appendix for non-GAAP reconciliation tables.
[2] See the Appendix for non-GAAP reconciliation tables.
[3] Assumes the midpoint of the forecasted range for each of the relevant inputs supporting this calculation.

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Future Plans

# Growth Drivers | Organic Business

| | Near-Term Drivers |
| --- | --- |
| **Vaccines & Anti-Infectives** | BioThrax®/NuThrax™ transition, ACAM2000® domestic and international demand, travelers' vaccines expanded demand, USG contract renewals, new contracts and grants funding |
| **Antibody Therapeutics** | Raxibacumab deliveries, Anthrasil®, BAT® and VIG expanded demand, USG contract renewals, FLU-IGIV and ZIKV-IG progress, new contracts and grants funding |
| **Devices** | NARCAN® Nasal Spray sales, RSDL® domestic and international demand, auto-injector platform expansion, new contracts and grants funding |
| **CDMO** | Capacity expansion, capability build, leverage vertically integrated supply chain |

## Long-Term Drivers

- Platform technologies
- International markets
- Dual-market products
- Priority Review Vouchers
- New Contracts and Grants funding (USG, NGO)
- Novel regulatory pathways (EUA, fast track and breakthrough)
- Expanded manufacturing technology and service offerings

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Future Plans

# Growth Drivers | Mergers & Acquisitions

## Key M&A Considerations

- Revenue-generating/accretive opportunities
- Dual-market products
- Commercial products that leverage core capabilities
- R&D investing leveraging internal funds
- External funds from governments, NGOs and other partners

## Recent M&A Success | Companies, Divisions, and Individual Products

| Company | Year / Type | Acquisition | Description |
|---|---|---|---|
| ADAPT PHARMA | 2018 Company | Adapt Pharma | First and only FDA approved nasal (non-needle) form of naloxone for opioid overdose (drug/device combination), development pipeline |
| PaxVax | 2018 Company | PaxVax | Multiple revenue-generating products; travelers' commercial sales infrastructure, commercial sales, manufacturing sites |
| gsk | 2017 Product | Raxibacumab | Anthrax monoclonal antibody |
| SANOFI | 2017 Business/Product | ACAM2000® Vaccine Business | Smallpox vaccine business, manufacturing sites |
| PHC | 2015 Platform | Auto-Injector Platform | Military-grade auto-injector platform |
| United Therapeutics | 2015 Product | Iminosugar | Series of small molecules |
| evolva | 2014 Product | EV-035 | Family of broad-spectrum antimicrobials |
| CANGENE | 2014 Company | Cangene Corporation | Multiple revenue-generating products; manufacturing and fill/finish sites |
| BRACCO | 2013 Division/Product | HPPD | RSDL drug-device combination for neutralization or decontamination of chemical warfare agents on skin |

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# Key Takeaways

## We will continue to

- **Expand leadership position in select public health markets**
  - Leverage broadened product portfolio and extend into new and adjacent markets
  - Capture dual-market and commercial product opportunities
  - Further develop pipeline
  - Complement organic growth with acquisitions
- **Drive material top- and bottom-line growth in 2019**
  - Revenue > $1 billion, an increase of over 40% versus 2018
  - Adjusted Net Income growth ~ 40%
- **Leverage strong organizational culture and focused operational execution to continue to drive shareholder value**

## Vision for the Future

Fortune 500 global life sciences company recognized for protecting and enhancing life, driving innovation and living our values

20 SINCE 1998 EMERGENT BIOSOLUTIONS

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37th Annual J.P. MorganHealthcare Conference  January 8, 2019  Robert KramerPresident and COO  APPENDIX

 Glossary of Terms  Appendix  Term  Definition  ANVISA  National Health Surveillance Agency Brazil   BARDA  Biomedical Advanced Research and Development Authority  BMGS  Federal Ministry of Health Germany   BSL3  A biosafety level of biocontainment precautions required to isolate dangerous agents in an enclosed laboratory facility  CAGR  Compound annual growth rate   CBRNE  Chemical, Biological, Radiological, Nuclear, and Explosives  CDC  Centers for Disease Control and Prevention  CDMO  Contract development and manufacturing organization  CEPI  Coalition for Epidemic Preparedness Innovations  cGMP  Certified Good Manufacturing Practices  DHS  U.S. Department of Homeland Security  DoD  U.S. Department of Defense  DOS  U.S. Department of State  DTRA  U.S. Defense Threat Reduction Agency  EBITDA  Earnings before interest, tax, depreciation and amortization  EID  Emerging Infectious Disease

 Glossary of Terms  Appendix  Term  Definition  EMA  European Medicines Agency  EUA  Emergency Use Authorization  FDA  U.S. Food and Drug Administration  GAAP  U.S. Generally Accepted Accounting Principles  HHS  U.S. Department of Health and Human Services  M&A  Mergers and acquisitions  MCS  Medical Countermeasure Systems  MCMs  Medical countermeasures  MHRA  Medicines and Healthcare Products Regulatory Agency U.K.  NGOs  Non-governmental organizations  PMDA  Pharmaceuticals and Medical Devices Agency  SwRI  Southwest Research Institute  USG  United States Government

 Reconciliation Tables  Appendix  Reconciliation of Net Income to Adjusted Net Income  Reconciliation of Net Income to EBITDA & Adjusted EBITDA   Unaudited  Unaudited